EXHIBIT 10.1
                                                                EXECUTION COPY

                               SECOND AMENDMENT TO
                          REGISTRATION RIGHTS AGREEMENT

                     This SECOND AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT, dated as of October 5, 2001 (the "Second Amendment"), is made among Building Materials Corporation of America (the "Company"), Building Materials Manufacturing Corporation and Building Materials Investment Corporation (the "Guarantors" and, together with the Company, the "Issuers") and AG Capital Recovery Partners II, LP (the "Purchaser"). Capitalized terms used herein that are not defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement (as defined below).

                                    RECITALS:

                     WHEREAS, on July 5, 2000, the Company issued and sold to BNY Capital Markets, Inc. (the "Initial Purchaser") $35,000,000 aggregate principal amount of its 10.50% Senior Notes due 2003 (the "Notes");

                     WHEREAS, in connection with the issuance and sale of the Notes, the Issuers and the Initial Purchaser are parties to the Registration Rights Agreement, dated July 5, 2000, as amended by the First Amendment to the Registration Rights Agreement dated as of December 4, 2000 (as so amended, the "Registration Rights Agreement");

                     WHEREAS, on June 25, 2001, the Initial Purchaser sold all of its right, title and interest in and to the Notes to the Purchaser and, pursuant to the terms of the Registration Rights Agreement, the Purchaser succeeded to the Initial Purchaser's right, title and interest in and to the Notes;

                     WHEREAS, the Issuers and the Purchaser desire by this Second Amendment to amend certain provisions of the Registration Rights Agreement;

                     NOW, THEREFORE, it is hereby agreed as follows:

                     Section 1. Additional Agreements.

                     (a) Section 1 of the Registration Rights Agreement shall be void and of no further effect.

                     (b) Except as expressly set forth in Section 2(d) of this Second Amendment, the Purchaser hereby waives and forever foregoes any right to receive Additional Interest as provided in Section 6 of the Registration Rights Agreement which has accrued from and after the date of the Second Amendment.

                     (c) The Issuers are no longer obligated to file, and the Purchaser hereby waives and forever foregoes any right to demand the filing of, the Shelf Registration Statement pursuant to the Registration Rights Agreement and hereby agrees to the filing of a Demand Registration Statement on the terms described in Section 2 hereof in lieu of such Shelf Registration Statement and in lieu of completing the Registered Exchange Offer.

                     Section 2. Amendments to the Registration Rights Agreement.

                     (a) Section 2 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

                     "2.       DEMAND REGISTRATION

                               (a) At any time after receipt of a written
                     request (a "Demand Notice") from a Holder (the "Initial Demanding Holder") requesting that the Issuers effect a registration (a "Demand Registration") under the Securities Act covering all or part of the Securities which request specifies the intended method or methods of disposition thereof, and subject to Section 2(c) hereof, the Issuers shall as promptly as reasonably practicable notify all Holders of record in writing of the receipt of such Demand Notice and each such Holder may elect (by written notice sent to the Issuers within 10 Business Days from the date of such Holder's receipt of the aforementioned Issuers' notice) to have all or part of such Holder's Securities included in such registration thereof pursuant to this
                     Section 2(a), and such Holder shall specify in such notice the number of Securities that such Holder elects to include in such registration. Thereupon, the Issuers shall, as promptly as reasonably practicable and in any event on or prior to the date that is 45 days after the date of receipt of a Demand Notice, file with the Commission and thereafter use its reasonable best efforts to cause to be declared and remain effective on the terms described herein, a registration statement (a "Demand Registration Statement") on an appropriate form under the Securities Act relating to the offer and sale of the Securities which the Issuers have been so requested to register by such Holders (the "Participating Demand Holders"), to the extent required to permit the disposition (in accordance with the intended method or methods thereof) of the Securities so registered; provided, however, that the aggregate value of the Securities requested to be registered be at least $17,500,000; and provided, further, that the Issuers shall be deemed not to have used their reasonable best efforts to keep the Demand Registration Statement effective during the requisite period if they voluntarily take any action that would result in a Participating Demand Holder not being able to offer and sell the Securities covered thereby during that period, unless such action is required by applicable law. The Issuers will use their reasonable best efforts to keep the Demand Registration Statement continuously effective through the maturity date of the Securities or such shorter period when all of the Securities registered thereunder have been disposed pursuant thereto in order to permit the prospectus included therein to be lawfully delivered by the Participating Demand Holders.

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                               (b) If, pursuant to Section 3(j) below, the
                     Initial Demanding Holder requests with respect to a Demand Registration that the offering of the Securities so registered be underwritten, and the managing underwriter, or representative of the managing underwriters if there is more than one, of such Demand Registration advises any of the Issuers in writing that, in its opinion, the aggregate principal amount of Securities to be included in such offering is greater than the total aggregate principal amount of Securities which can be sold therein without having a material adverse effect on the distribution of such Securities or otherwise having a material adverse effect on the marketability thereof (the "Maximum Aggregate Principal Amount of Securities"), then the Issuers shall include in such Demand Registration the Securities that the Participating Demand Holders requested to be registered thereunder only to the extent the aggregate principal amount of such Securities does not exceed the Maximum Aggregate Principal Amount of Securities. If such amount exceeds the Maximum Aggregate Principal Amount of Securities, the aggregate principal amount of Securities included in such Demand Registration shall be allocated among all the Participating Demand Holders on a pro rata basis. If the amount of Securities in such offering does not exceed the Maximum Aggregate Principal Amount of Securities, the Issuers may include in such Demand Registration any other securities of the Issuers and other Securities held by other security holders of the Issuers, on a pro rata basis if necessary, in an amount that, together with the Securities included in such Demand Registration, shall not exceed the Maximum Aggregate Principal Amount of Securities.

                               (c) The Holders shall be entitled to two (2)
                     Demand Registrations pursuant to this Section 2.

                               (d) Notwithstanding anything to the contrary
                     contained herein, the Issuers shall not be required to prepare and file (i) more than one (1) Demand Registration Statement under this Agreement in any twelve-month period;
                     (ii) any Demand Registration Statement within 90 days following the date of effectiveness of any registration statement under the Securities Act of any of the Issuers (other than a registration statement relating solely to the sale of securities to participants in a stock option or similar plan or a registration relating to a corporate reorganization or other transaction under Rule 145 under the Securities Act); or (iii) any Demand Registration if all of the Securities can otherwise be disposed of in a three month period pursuant to Rule 144 (or any successor provision thereto) under the Securities Act. In addition, notwithstanding anything to the contrary contained herein, the Issuers will not be required to file any Demand Registration Statement during any of the following periods:
                     (i) 30 days prior to the anticipated consummation of a public offering by any of the Issuers of its securities and 90 days subsequent to the consummation of such public offering where, in the good faith judgment of the managing underwriter or underwriters thereof, such filing would have an adverse effect on such offering; (ii) if such filing is


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
                     prohibited by applicable law; or (iii) if the Issuers promptly certify to the Participating Demand Holders that the filing of such Demand Registration Statement could materially adversely affect the business activities or plans of the Issuers; provided, however, that the Issuers may not delay the filing of any Demand Registration Statement pursuant to this clause (iii) for more than an aggregate of 90 days in any twelve-month period. Upon the expiration of the period described in this clause (iii), the Issuers shall give prompt notice to the Participating Demand Holders and shall promptly file the Demand Registration Statement requested to be filed pursuant to
                     Section 2(a).

                               (e) The Issuers shall cause the Demand
                     Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Demand Registration Statement, amendment or supplement: (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission, and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading."

                     (b) Section 3 of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

                     "3. REGISTRATION PROCEDURES. In connection with any Demand Registration contemplated by Section 2 hereof, the following provisions shall apply:

                               (a) The Issuers shall furnish to the
                     Participating Demand Holders, prior to the filing thereof with the Commission, a copy of the Demand Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and shall obtain the consent of the Participating Demand Holders to any portion of such filing that relates to such Participating Demand Holder, which consent shall not be unreasonably withheld.

                               (b) The Issuers shall give prompt written notice
                     to the Participating Demand Holders:

                                          (i) when the Demand Registration
                               Statement or any amendment thereto has been filed with the Commission and when the Demand Registration Statement or any post-effective amendment thereto has become effective;


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
                                          (ii) of any request by the Commission
                               for amendments or supplements to the Demand
                               Registration Statement or the prospectus included therein;

                                          (iii) of the issuance by the
                               Commission of any stop order suspending the effectiveness of the Demand Registration Statement or the initiation of any proceedings for that purpose;

                                          (iv) of the receipt by any Issuer or
                               its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                                          (v) of the happening of any event that
                               requires the Issuers to make changes in the Demand Registration Statement or the prospectus in order that the foregoing shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made).

                               (c) The Issuers shall use their reasonable best
                     efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of the Demand Registration Statement at the earliest possible time.

                               (d) The Issuers shall furnish to the
                     Participating Demand Holders without charge, at least one
                     (1) copy of the Demand Registration Statement and any post-effective amendments thereto, including financial statements and schedules, and, if any Participating Demand Holder so requests in writing, all exhibits (including those, if any, incorporated by reference).

                               (e) The Issuers shall deliver to each
                     Participating Demand Holder without charge as many copies of the prospectus (including each preliminary prospectus) included in the Demand Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Issuers consent, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the Participating Demand Holders in connection with the offering and sale of the Securities included in the Demand Registration Statement.

                               (f) The Issuers shall use their reasonable best
                     efforts to register or qualify the Securities covered by such Demand Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and its possessions the Participating Demand Holders shall reasonably request (provided, however,


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
                     that no Issuer shall be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be required of it to enable the Participating Demand Holders to consummate the disposition in such jurisdiction of the Securities covered by such Demand Registration Statement.

                               (g) Upon the occurrence of any event contemplated
                     by Section 3(b)(v) above, the Issuers shall promptly prepare a post-effective amendment to the Demand Registration Statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Participating Demand Holders, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Issuers notify the Participating Demand Holders in accordance with Section 3(b)(v) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Participating Demand Holders shall suspend use of such prospectus.

                               (h) Not later than the effective date of the
                     Demand Registration Statement, the Issuers will provide a CUSIP number for the Securities and provide the applicable trustee with certificates for the Securities in a form eligible for deposit with The Depository Trust Company, if needed.

                               (i) The Issuers will comply with all rules and
                     regulations of the Commission to the extent and so long as they are applicable to the Demand Registration and will make generally available to its securities holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a twelve-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Demand Registration Statement, which statement shall cover such twelve-month period.

                               (j) The Issuers may require the Participating
                     Demand Holders to furnish to the Issuers such information regarding the Participating Demand Holders and the distribution of the Securities as the Issuers may from time to time reasonably require for inclusion in the Demand Registration Statement.

                               (k) The Issuers shall enter into such customary
                     agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as the Participating Demand Holders shall reasonably request in order to facilitate the disposition of the Securities pursuant to the Demand Registration. If a


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
                     Demand Registration involves an underwritten offering, the managing or lead underwriter or underwriters shall be selected by the Initial Demanding Holder with the prior written consent of the Issuers, which consent shall not be unreasonably withheld.

                               (l) The Issuers shall: (i) make reasonably
                     available for inspection by a representative of the Participating Demand Holders, a representative of any underwriters participating in any disposition pursuant to a Demand Registration Statement and any attorney, accountant or other agent retained by the Participating Demand Holders or any such representative of the underwriters all relevant financial and other records, pertinent corporate documents and properties of the Issuers, and (ii) cause the Issuers' officers, directors and employees to supply all relevant information reasonably requested by such representative of the Participating Demand Holders or such representative of the underwriters or any attorney, accountant or agent in connection with the registration, provided that the foregoing inspection and information gathering shall be coordinated on behalf of any such other parties by one counsel designated by and on behalf of such other parties and any party receiving such information shall execute customary confidentiality agreements provided by the Issuers prior to beginning such inspection.

                               (m) The Issuers, if requested by the Initial
                     Demanding Holder, shall cause their counsel to deliver an opinion relating to the Securities, cause its officers to execute and deliver all customary documents and certificates requested by the representative of the underwriters of the Securities and cause its independent public accountants to provide to the representative of the underwriters of the Securities a comfort letter in customary form.

                               (n) It shall be a condition precedent to the
                     obligation of the Issuers to take any action pursuant to this Agreement in respect of the Securities which are to be registered that the Participating Demand Holders furnish to the Issuers such information regarding the Securities held by the Participating Demand Holders and the intended method of disposition thereof as the Issuers shall reasonably request and as shall be required in connection with the action taken by the Issuers."

                     (c) Section 4 of the Agreement is hereby amended and restated in its entirety to read as follows:

                               "4. REGISTRATION EXPENSES. The Issuers shall bear
                     all expenses incurred in connection with the performance of their obligations under Sections 2 and 3 hereof including the reasonable fees and expenses of one (1) counsel designated by a majority in principal amount of the Participating Demand Holders, which counsel shall be reasonably satisfactory to the Company; provided however


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                     that in the case of an underwritten offering the
                     Participating Demand Holders will be responsible for all fees, expenses and commissions of any underwriters engaged in connection therewith."

                     (d) Section 6(a) of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

                               "6. Additional Interest Under Certain
           Circumstances.

                               (a) Additional interest at a rate of 0.5% per annum of the principal amount of the Notes (the "Additional Interest") shall be assessed as follows:

                               (i) if the Demand Registration Statement is not declared effective by the Commission on or prior to the date that is 150 days after the receipt by the Issuers of a Demand Notice in respect of such Demand Registration, then commencing on the 151st day after the receipt of such Demand Notice, Additional Interest shall be assessed on the Notes; and

                               (ii) if a Demand Registration Statement has been declared effective and it ceases to be effective prior to the earlier of the maturity date of the Notes or the disposition of all Notes registered thereunder, then Additional Interest shall be assessed on the Notes commencing on the day such Demand Registration Statement ceases to be effective;

provided, however, that (1) upon the effectiveness of the Demand Registration Statement in the case of (a)(i) above, or (2) upon the effectiveness of the Demand Registration Statement which has ceased to remain effective prior to the earlier of the maturity date of the Notes or the disposition of all Notes registered thereunder, in the case of (a)(ii) above, Additional Interest on the Notes as a result of such clause (i) or (ii) shall immediately cease to accrue."

                     (e) Section 6(b) of the Registration Rights Agreement is hereby amended by deleting the comma and the words "or (iii)" from the second line thereof and adding the word "or" after the reference to "clause (i)" in the second line thereof. Section 6(c) of the Registration Rights Agreement is deleted in its entirety.

                     (f) Section 7(b) of the Registration Rights Agreement is hereby amended and restated in its entirety to read as follows:

                               "Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, telecopy, or air courier which guarantees overnight delivery:

                               (1) if to any Holder, at its last known address appearing on the books of the Issuers maintained for such purpose.


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                               (2) if to any Issuer, at its address as follows:

                                   Building Materials Corporation of America
                                   1361 Alps Road
                                   Wayne, New Jersey  07470
                                   Attention: General Counsel
                                   Telecopy:  (973) 628-3196

                               All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's telecopy operator, if telecopied; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery. All such notices and communications to Holder shall be deemed to have been duly given if given as provided in Section 10.02 of the Indenture."

                     (g) For all purposes of the Registration Rights Agreement, all references to the "Holders" or a "Holder" therein shall be deemed to be references to the Purchaser and any subsequent beneficial or record owner or holder of any Securities.

                     Section 3. Representations and Warranties.

                     (a) Representations and Warranties of the Issuers. Each of the Issuers represents and warrants to the Purchaser, and agrees with the Purchaser that, as of the date hereof:

                     (i) Each Issuer has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with corporate power and authority to own, lease and operate its properties and to conduct its business.

                     (ii) Each Issuer has the corporate power and authority to enter into and perform its obligations under this Second Amendment.

                     (iii) The execution, delivery and performance of this Second Amendment and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of each Issuer.

                     (iv) This Second Amendment, when executed and delivered by each Issuer, will constitute the legal, valid and binding obligation of each Issuer, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding in equity or at law).


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
                     (b) Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Issuers, and agrees with the Issuers that, as of the date hereof:

                     (i) The Purchaser is a limited partnership and it has been duly formed, organized and is existing in good standing under the laws of the state of its formation, with all necessary limited partnership power and authority to own, lease and operate its properties and to conduct its business.

                     (ii) The Purchaser has the necessary limited partnership power and authority to enter into and perform its obligations under this Second Amendment.

                     (iii) The execution, delivery and performance of this Second Amendment, and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Purchaser.

                     (iv) This Second Amendment, when executed and delivered by the Purchaser, will constitute the legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding in equity or at law).

                     (v) The Purchaser has been the beneficial owner of the Securities since June 25, 2001 and, as of the date hereof, is a Holder (as defined in the Registration Rights Agreement) of the Securities, free and clear of any liens, claims or encumbrances of any nature whatsoever.

                     Section 4. Miscellaneous.

                     (a) This Second Amendment shall become effective upon its execution and delivery by the Issuers and the Purchaser.

                     (b) Except as expressly amended hereby, the Registration Rights Agreement shall remain in full force and effect. Each subsequent reference to the Registration Rights Agreement shall be deemed to refer to the Registration Rights Agreement as amended by this Second Amendment.

                     (c) This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

                     (d) This Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.


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
                     (e) This Second Amendment shall be binding upon the Issuers, the Purchaser, any subsequent beneficial or record owner or holder of any Securities and their respective successors and assigns.

                     (f) The Issuers shall promptly, and in any event no later than seven (7) days after the written request of the Purchaser, reimburse the Purchaser for the reasonable fees and expenses of its legal counsel in connection with the negotiation, execution and delivery of this Second Amendment; provided, however, that such fees and expenses shall not exceed $10,000.














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
                     IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first written above.


BUILDING MATERIALS CORPORATION                                      BUILDING MATERIALS MANUFACTURING CORPORATION

By:                 /s/ Richard A. Weinberg                         By:                 /s/ Richard A. Weinberg
       --------------------------------------------------------            -------------------------------------------
       Name:        Richard A. Weinberg                                    Name:        Richard A. Weinberg
                    -------------------------------------------                         ------------------------------
       Title:       Executive Vice President,                              Title:       Executive Vice President,
                    ------------------------                                            -------------------------
                    General Counsel and Secretary                                       General Counsel and Secretary



BUILDING MATERIALS INVESTMENT CORPORATION                           AG CAPITAL RECOVERY PARTNERS II, LP

By:                 /s/ Richard A. Weinberg                         By:                 /s/ Jeffrey H. Aronson
       --------------------------------------------------------            -------------------------------------------
       Name:        Richard A. Weinberg                                    Name:        Jeffrey H. Aronson
                    -------------------------------------------                         ------------------------------
       Title:       Executive Vice President,                              Title:       Authorized Signatory
                    ------------------------                                            --------------------
                    General Counsel and Secretary






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